UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2020

Cott Corporation

(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Britannia Rd., East Mississauga, Ontario, Canada	L4W 4T5

Corporate Center III 4221 W. Boy Scout Blvd., Suite 400 Tampa, Florida, United States	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(905) 795-6500 (813) 313-1732

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares without nominal or par value	COT	New York Stock Exchange
	BCB	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 7, 2020, Cott Corporation (the “Company”) and certain of its subsidiaries entered into an amendment (the “ABL Amendment”) to the Company’s existing senior secured asset-based lending facility (the “ABL Facility”). The ABL Amendment amended the Second Amended and Restated Credit Agreement, dated as of January 30, 2018, with J.P. Morgan Chase Bank, N.A., as Administrative Agent, which governs the ABL Facility (the “ABL Credit Agreement”).

The ABL Amendment modified certain negative covenants of the ABL Facility to facilitate (i) the sale, subject to certain limited conditions set forth in the ABL Amendment, of the Company’s subsidiary, S. & D. Coffee, Inc. (“S&D”), pursuant to that certain Stock Purchase Agreement by and among Westrock Coffee Company LLC, Cott Holdings Inc. (“Holdings”), S&D and the Company, dated as of January 30, 2020, and the release of S&D from its obligations under the ABL Facility in connection with such sale (the “S&D Sale and Release”) and (ii) the Company’s acquisition (through its subsidiaries) of Primo Water Corporation (“Primo”) pursuant to that certain Agreement and Plan of Merger, dated as of January 13, 2020, by and among Primo, the Company, Holdings, Fore Acquisition Corporation and Fore Merger LLC, as amended through the date of the ABL Amendment (the “Primo Acquisition”).

Effective as of February 7, 2020, the ABL Amendment amended the ABL Facility to (a) permit the S&D Sale and Release, subject to the satisfaction of certain limited conditions set forth in the ABL Amendment, and to permit the Company to use the proceeds from such sale to either (i) finance the Primo Acquisition, or (ii) repay the Primo Acquisition Term Loan (described below), in each case prior to being used to prepay the loans under the ABL Facility, (b) limit the conditions required to be met in order for the Primo Acquisition to be permitted under the ABL Facility, (c) increase the amount of eligible inventory and eligible accounts of the entities to be acquired in the Primo Acquisition that may be included in the Company’s borrowing base under the ABL Facility prior to the completion of field exams and collateral audits, (d) revise certain dollar thresholds upon the consummation of the S&D Sale and Release, and (e) permit an additional period of 30 days (as may be extended by the administrative agent) to deliver certain insurance policy endorsements following the consummation of the Primo Acquisition. In addition, the ABL Amendment also contained miscellaneous other amendments that became effective as of February 7, 2020.

The ABL Amendment also included additional changes to the ABL Facility that would permit the incurrence by Holdings of a term loan on terms consistent with those set forth in that certain commitment letter, dated as of January 13, 2020, among the Company, Deutsche Bank Securities Inc. and Deutsche Bank AG New York Branch, in an amount of up to $400 million to finance the Primo Acquisition and related fees, expenses and debt repayment (the “Primo Acquisition Term Loan”) and modify related provisions of the ABL Credit Agreement. Such amendments will not become effective unless and until certain additional conditions set forth in the ABL Amendment are met, which conditions include the borrowing of the Primo Acquisition Term Loan.

Additional Information and Where to Find It

This communication relates to a pending business combination between Cott and Primo. Cott commenced an exchange offer for the outstanding shares of Primo on January 28, 2020. This communication is for informational purposes only and does not constitute an offer to purchase or a solicitation of an offer to sell shares, nor is it a substitute for any offer materials that the parties will file with the U.S. Securities and Exchange Commission (the “SEC”). At the time the exchange offer was commenced, Cott and its acquisition subsidiary filed an exchange offer statement on Schedule TO, Cott filed a registration statement on Form S-4 and Primo filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the exchange offer. Each of Cott and Primo also plan to file other relevant documents with the SEC regarding the proposed transaction. THE EXCHANGE OFFER MATERIALS (INCLUDING THE OFFER TO EXCHANGE, THE RELATED LETTER OF ELECTON AND TRANSMITTAL AND CERTAIN OTHER EXCHANGE OFFER DOCUMENTS), THE SOLICITATION / RECOMMENDATION STATEMENT AND OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO ANY OF THE FOREGOING DOCUMENTS, CONTAIN IMPORTANT INFORMATION. PRIMO STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF PRIMO SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING EXCHANGING THEIR SECURITIES. The Solicitation/Recommendation Statement, the Offer to Exchange, the related Letter of Election and Transmittal and certain other exchange offer documents are available to all of Primo’s stockholders at no expense to them. The exchange offer materials and the Solicitation/Recommendation Statement are available for free on the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Cott are available free of charge under the heading of the Investor Relations section of Cott’s website at www.cott.com/investor-relations/. Copies of the documents filed with the SEC by Primo are available free of charge under the SEC filings heading of the Investors section of Primo’s website at http://ir.primowater.com/.

Safe Harbor Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements involve inherent risks and uncertainties and you are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. These statements can otherwise be identified by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “feel,” “forecast,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “would,” “will,” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The forward-looking statements contained in this communication include, but are not limited to, statements related to Cott’s plans, objectives, expectations and intentions with respect to the proposed S&D transaction, the anticipated timing of the proposed S&D transaction, the proposed Primo transaction and the combined company, the anticipated timing of the proposed Primo transaction, and the potential impact the transactions will have on Cott and other matters related to either or both of them. The forward-looking statements are based on assumptions regarding current plans and estimates of management of Cott. Such management believes these assumptions to be reasonable, but there is no assurance that they will prove to be accurate.

Factors that could cause actual results to differ materially from those described in this communication include, among others: changes in expectations as to the closing of the transaction including timing and changes in the method of financing the transaction; the satisfaction of the conditions precedent to the consummation of the proposed transaction (including a sufficient number of Primo shares being validly tendered into the exchange offer to meet the minimum condition), the risk of litigation and regulatory action related to the proposed transactions, expected synergies and cost savings are not achieved or achieved at a slower pace than expected; integration problems, delays or other related costs; retention of customers and suppliers; and unanticipated changes in laws, regulations, or other industry standards affecting the companies; and other risks and important factors contained and identified in Cott’s filings with the SEC, including its Quarterly Reports on Form 10-Q and Annual Report on Form 10-K.

The foregoing list of factors is not exhaustive. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Readers are urged to carefully review and consider the various disclosures, including but not limited to risk factors contained in Cott’s Annual Report on Form 10-K and its quarterly reports on Form 10-Q, as well as other filings with the SEC. Forward-looking statements reflect the analysis of management of Cott as of the date of this communication. Cott does not undertake to update or revise any of these statements in light of new information or future events, except as expressly required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1

Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of February 7, 2020, and among Cott Corporation, Cott Holdings Inc., DS Services of America, Inc., S. & D. Coffee, Inc., Aimia Foods Limited, Aquaterra Corporation and the other Loan Parties party thereto, the Lenders party thereto, as 2020 consenting lenders, JPMorgan Chase Bank, N.A., as administrative agent and administrative collateral agent, and each of the other parties party thereto.

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation
(Registrant)
February 11, 2020

	By:	/s/ Marni Morgan Poe
Marni Morgan Poe Chief Legal Officer and Secretary